Exhibit 99.1

                      Internet Security Systems
  Reports First Quarter Results; Also Updating 2006 Business Outlook

    ATLANTA--(BUSINESS WIRE)--April 25, 2006--Internet Security
Systems, Inc. (ISS) (NASDAQ: ISSX), the worldwide leader in preemptive, enterprise security, today announced financial results for the first quarter ended March 31, 2006. Additionally, the Company is providing its business outlook for the second quarter ending June 30, 2006 and updating its business outlook for the full 2006 year.

    First Quarter Revenues

    Revenues were $80,761,000 for the first quarter of 2006, a 5% increase compared with first quarter 2005 revenues of $76,792,000.

    GAAP Earnings

    Reported net income under generally accepted accounting principles
(GAAP) for the first quarter of 2006 was $7,050,000, or $0.15 per diluted share, compared to $7,845,000, or $0.16 per diluted share, in the first quarter of 2005.

    Non-GAAP Earnings

    Non-GAAP net income for all periods in 2006 and 2005 excludes the after-tax impact of (i) non-cash acquisition expense for amortization of intangibles; and (ii) stock based compensation expense associated with the expensing of stock options in accordance with FAS 123(R) and restricted stock expense. Non-GAAP net income for the first quarter of 2006 was $10,259,000, or $0.22 per diluted share, compared to $9,383,000, or $0.20 per diluted share, in the first quarter of 2005.
    "Our first quarter financial results show the new products, particularly the Proventia Intrusion Prevention System, driving increased revenue, appealing to new customers, gaining market share, and performing well in the industry," said Thomas Noonan, president and CEO of Internet Security Systems. "In general, the financial results reflect the movement away from legacy products toward the platform model, which we strongly believe is the future of security. Our integrated platform approach allows customers to leverage synergies between complementary technologies, thereby obtaining more comprehensive, intelligent protection.

    Business Outlook

    The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release.
    During the quarter, ISS' corporate representatives may reiterate the company's published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS' quiet period for the second quarter of 2006, the public can continue to rely on the Business Outlook set forth in this press release as being ISS' current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the quiet period, the company's press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. ISS' quiet period at the end of the second quarter is expected to run from June 15, 2006 until financial results are released in July 2006.
    This business outlook assumes that the enterprise spending environment remains consistent with ISS' experience in the first quarter 2006. This business outlook also assumes that the competitive landscape will not change significantly during 2006, recognizing that there will continue to be competitive alternatives to our product offerings.
    For the year ending December 31, 2006, ISS currently expects to achieve revenues in the range of $358,000,000 to $368,000,000. GAAP net income is expected to be in the range of $0.66 to $0.72 per diluted share. Non-GAAP net income is expected to be in the range of $0.94 to $1.00 per diluted share.
    For the quarter ending June 30, 2006, ISS currently expects to achieve revenues in the range of $84,000,000 to $87,000,000. GAAP net income is expected to be in the range of $0.13 to $0.15 per diluted share. Non-GAAP net income is expected to be in the range of $0.21 to $0.23 per diluted share.
    Non-GAAP net income excludes: (i) non-cash acquisition related charges (net of taxes), for amortization of intangibles, estimated to be $1,000,000 for the quarter ending June 30, 2006 and $3,300,000 for the year ending December 31, 2006; and (ii) compensation expense (net of taxes) associated with the expensing of stock options in accordance with FAS 123(R) and restricted stock expenses, estimated to be approximately $2,600,000 or $0.06 per diluted share for the quarter ending June 30, 2006 and approximately $9,500,000 or $0.21 per diluted share for the year ending December 31, 2006.
    Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the tables contained in the Consolidated Statements of Operations and the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in ISS' Form 8-K filed today with the Securities and Exchange Commission and available through ISS' Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

    Earnings Conference Call

    The Company's conference call regarding this press release is being held Tuesday, April 25, 2006 at 4:30 p.m. Eastern Time and can be accessed as follows:

    DATE/TIME: Tuesday, April 25, 2006 at 4:30 p.m. ET

    DIAL IN: Domestic 800-289-0529
             International +1-913-981-5523
             Pass code 4202512

    A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available through May 2, 2006.

    REBROADCAST DIAL IN: Domestic 888-203-1112
                         International +1-719-457-0820
                         Pass code 4202512

    Additional investor information can be accessed on the Internet Security Systems(TM) Web site or by contacting the Investor Relations department at +1-404-236-4053.

    About Internet Security Systems, Inc.

    Internet Security Systems, Inc. (ISS) is the trusted security advisor to thousands of the world's leading businesses and governments, providing preemptive protection for networks, desktops and servers. An established leader in security since 1994, ISS' integrated security platform automatically protects against both known and unknown threats, keeping networks up and running and shielding customers from online attacks before they impact business assets. ISS products and services are based on the proactive security intelligence of its X-Force(R) research and development team - the unequivocal world authority in vulnerability and threat research. ISS' product line is also complemented by comprehensive Managed Security Services. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

    Forward-Looking Statements

    This press release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook - specifically, our revenue and GAAP and non-GAAP net income estimates for the second quarter and full year 2006. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS' products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; risks concerning the rapid change of technology; ISS' ability to develop new and enhanced products; disruption from introducing new products; acceptance of new and enhanced products by customers; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; ISS' ability to accurately forecast and produce demanded quantities of its appliance products and models; reliance on distribution channels through which ISS' products are sold; ISS' ability to integrate acquisitions or investments; ISS' ability to attract and retain key personnel; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board (including without limitation the impact of expensing stock options); the assertion of infringement claims with respect to ISS' intellectual property; foreign currency exchange rates; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including ISS' 2005 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through ISS' Web site at www.iss.net or the Securities and Exchange Commission's Web site at www.sec.gov.

    Non-GAAP Financial Measures

    ISS believes that Non-GAAP net income, which excludes the after-tax effect of non-cash acquisition related expenses and stock option expensing relating to FAS 123(R), is an additional meaningful measure of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of Non-GAAP net income provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation.
    Internet Security Systems is a trademark and X-Force and Proventia are registered trademarks of Internet Security Systems, Inc.


                      INTERNET SECURITY SYSTEMS, INC.
                   CONSOLIDATED STATEMENTS OF OPERATIONS
              (amounts in thousands, except per share amounts)
                                (unaudited)

                                                  Three months ended
                                                        March 31,
                                                  --------------------
                                                      2006      2005
                                                   --------- ---------
Revenues:
   Product licenses and sales                     $  32,689 $  32,270
   Subscriptions                                     42,698    38,838
   Professional services                              5,374     5,684
                                                   --------- ---------
                                                     80,761    76,792

Costs and expenses:
   Cost of revenues:
      Product licenses and sales                      6,808     6,385
      Amortization of acquired technology             1,720     1,786
      Subscriptions and professional services        13,549    13,158
                                                   --------- ---------
   Total cost of revenues                            22,077    21,329

   Research and development                          12,694    10,291
   Sales and marketing                               28,094    26,109
   General and administrative                         8,309     7,344
   Amortization of other intangibles                     40        44
                                                   --------- ---------
                                                     71,214    65,117

Operating income                                      9,547    11,675

Interest income                                       1,968     1,059
Other income (expense), net                            (364)     (539)
Gain on issuance of subsidiary stock                     44        63
                                                   --------- ---------
Income before income taxes                           11,195    12,258
Provision for income taxes                            4,145     4,413
                                                   --------- ---------
Net income                                        $   7,050 $   7,845
                                                   ========= =========


Basic net income per share of Common Stock        $    0.16 $    0.17
                                                   --------- ---------
Diluted net income per share of Common Stock      $    0.15 $    0.16
                                                   ========= =========

Weighted average shares and equivalent shares:
   Basic                                             44,713    45,495
                                                   ========= =========
   Diluted                                           45,673    47,609
                                                   ========= =========




                      INTERNET SECURITY SYSTEMS, INC.
          SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS--Non-GAAP
              (amounts in thousands, except per share amounts)
                                (unaudited)

                                                   Three months ended
                                                        March 31,
                                                  --------------------
                                                      2006      2005
                                                   --------- ---------
Revenues:
   Product licenses and sales                     $  32,689 $  32,270
   Subscriptions                                     42,698    38,838
   Professional services                              5,374     5,684
                                                   --------- ---------
                                                     80,761    76,792

Costs and expenses:
   Cost of revenues:
      Product licenses and sales                      6,794     6,385
      Subscriptions and professional services        13,173    13,125
                                                   --------- ---------
   Total cost of revenues                            19,967    19,510

   Research and development                          11,820    10,234
   Sales and marketing                               27,050    25,959
   General and administrative                         7,282     7,011
                                                   --------- ---------
                                                     66,119    62,714

Operating income                                     14,642    14,078

Other income (expense), net                           1,648       583
                                                   --------- ---------
Income before income taxes                           16,290    14,661
Provision for income taxes                            6,031     5,278
                                                   --------- ---------
Net income                                        $  10,259 $   9,383
                                                   ========= =========


                                                   --------- ---------
Diluted net income per share of Common Stock      $    0.22 $    0.20
                                                   ========= =========


Reconciliation of GAAP to Non-GAAP financial information for the three months ended March 31, 2006 and March 31, 2005:


                                                  Three months ended
                                                        March 31,
                                                  --------------------
                                                      2006      2005
                                                   --------- ---------

Operating income - GAAP                           $   9,547 $   11,675
Add back stock-based compensation in cost of
 product licenses and sales                              14         -
Add back stock-based compensation in cost of
 subscription and professional services expense         376        33
Add back stock-based compensation in research and
 development expense                                    874        57
Add back stock-based compensation in sales and
 marketing expense                                    1,044       150
Add back stock-based compensation in general and
 administrative expense                               1,027       333
Add back amortization of acquired technology and
 other intangibles                                    1,760     1,830
                                                   --------- ---------
Non-GAAP operating income                            14,642    14,078
Other income, net                                     1,648       583
                                                   --------- ---------
Non-GAAP income before income taxes                  16,290    14,661
Provision for income taxes                            6,031     5,278
                                                   --------- ---------
Non-GAAP net income                               $  10,259 $   9,383
                                                   ========= =========

Non-GAAP operating margin                                18%       18%
                                                   ========= =========




                    INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED BALANCE SHEETS
      (amounts in thousands, except share and per share amounts)

                                                  March 31,  Dec. 31,
                                                    2006       2005
                                                 ---------- ----------
                       ASSETS                   (unaudited) (audited)
Current assets:
   Cash and cash equivalents                    $  226,801 $  238,893
   Marketable securities                             4,900          -
   Accounts receivable, less allowance for
    doubtful accounts of $3,828, and $3,574 in
    2006 and 2005, respectively                     83,966     87,769
   Inventory                                         6,428      3,076
   Prepaid expenses and other current assets        11,311     10,305
                                                 ---------- ----------
      Total current assets                         333,406    340,043

Property and equipment:
   Computer equipment and software                  65,380     59,492
   Office furniture and equipment                   18,122     17,797
   Leasehold improvements                           21,026     20,948
                                                 ---------- ----------
                                                   104,528     98,237
   Less accumulated depreciation                    71,203     67,754
                                                 ---------- ----------
                                                    33,325     30,483
Restricted cash and marketable securities            8,600      8,600
Goodwill, less accumulated amortization of
 $27,381                                           220,613    220,224
Other intangible assets, less accumulated
 amortization of $29,372 and $27,490 in 2006
 and 2005, respectively                              9,329     10,913
Other assets                                         8,249      8,381
                                                 ---------- ----------
      Total assets                              $  613,522 $  618,644
                                                 ========== ==========


        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                             $    9,369 $   11,261
   Accrued expenses                                 26,188     35,019
   Deferred revenues                                75,938     74,577
                                                 ---------- ----------
      Total current liabilities                    111,495    120,857

Long-term deferred revenues                          8,596      7,067
Other non-current liabilities                          146        202
Minority interest                                    4,742      4,378

   Stockholders' equity:
   Preferred stock; $.001 par value; 20,000,000
    shares authorized, none issued or
    outstanding                                          -          -
   Common stock; $.001 par value; 120,000,000
    shares authorized, 52,438,000 and
    52,204,000 shares issued in 2006 and 2005,
    respectively                                        52         52
   Additional paid-in-capital                      530,088    522,275
   Accumulated other comprehensive income            2,246      1,058
   Retained earnings                                94,139     87,089
   Treasury stock, at cost (7,717,000 and
    7,129,000 shares in 2006 and 2005,
    respectively)                                 (137,982)  (124,334)
                                                 ---------- ----------
      Total stockholders' equity                   488,543    486,140
                                                 ---------- ----------
      Total liabilities and stockholders'
       equity                                   $  613,522 $  618,644
                                                 ========== ==========




                      INTERNET SECURITY SYSTEMS, INC.
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (amounts in thousands)
                                (unaudited)

                                                   Three months ended
                                                        March 31,
                                                      2006      2005
                                                   --------- ---------
Operating activities
Net income                                        $   7,050 $   7,845
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Depreciation                                       3,377     2,629
   Amortization of intangibles                        1,760     1,830
   Stock-based compensation expense                   3,335       573
   Income tax benefit from exercise of stock
    options                                             431       286
   Accretion of discount on marketable securities        19      (231)
   Minority interest                                    332        10
   Gain on issuance of subsidiary stock                 (44)      (63)
  Changes in assets and liabilities, excluding the
   effects of acquisitions:
   Accounts receivable                                4,527     2,203
   Inventory                                         (3,305)      (83)
   Prepaid expenses and other assets                   (752)       78
   Accounts payable and accrued expenses            (11,661)   (1,391)
   Deferred revenues                                  2,361      (197)
                                                   --------- ---------
      Net cash provided by operating activities       7,430    13,489


Investing activities
Acquisitions, net of cash received                        -      (764)
Purchases of marketable securities                   (5,900)  (35,057)
Net proceeds from maturity of marketable
 securities                                           1,665    36,352
Net proceeds from sales of marketable securities          -    29,750
(Addition to) release of cash equivalents in
 restricted cash and marketable securities             (684)        -
Purchases of property and equipment                  (6,059)   (1,224)
Net proceeds from issuance of subsidiary stock           76       117
                                                   --------- ---------
      Net cash provided by (used in) investing
       activities                                   (10,902)   29,174


Financing activities
Proceeds from exercise of stock options               3,739     1,847
Proceeds from issuance of common stock                    -       732
Purchases of treasury stock                         (13,648)   (9,193)
Excess tax benefits from stock option exercises         308         -
                                                   --------- ---------
      Net cash (used in) financing activities        (9,601)   (6,614)

Foreign currency impact on cash                         981    (1,968)
                                                   --------- ---------
Net increase (decrease) in cash and cash
 equivalents                                        (12,092)   34,081
Cash and cash equivalents at beginning of period    238,893   140,148
                                                   --------- ---------
Cash and cash equivalents at end of period        $ 226,801 $ 174,229
                                                   ========= =========




                   Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

                         Q2 2006 Range           Annual 2006 Range
                    --------------------------------------------------
                      Low end    Upper end     Low end     Upper end
                    --------------------------------------------------

Expected revenues   $84,000,000 $87,000,000 $358,000,000 $368,000,000
                    ==================================================

Expected net income
 per diluted share  $      0.13 $      0.15 $       0.66 $       0.72

Add back per share
 impact of
 amortization of
 intangibles and
 stock based
 compensation
 expense            $      0.08 $      0.08 $       0.28 $       0.28
                    --------------------------------------------------

Expected non-GAAP
 net income per
 diluted share      $      0.21 $      0.23 $       0.94 $       1.00
                    ==================================================




    CONTACT: Internet Security Systems, Atlanta
             Media Contact:
             Angela Frechette, 404-236-3197
             afrechette@iss.net
             or
             Investor/Financial Analyst Contact:
             Ed Eiland, 404-236-4053
             eeiland@iss.net